UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – APRIL 22, 2014

EPCYLON TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-53770	27-0156048
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

131 Bloor Street West, Suite 200/372
Toronto, Ontario, Canada M5S 1R8
(Address of principal executive offices)

(416) 479-0880
(Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on April 22, 2014, the Board of Directors of Epcylon Technologies Inc., a Nevada corporation (the “Company”), accepted the consent of and appointed Loris Macor as a member of the Board of Directors of the Company.

Biography

During the past forty years, Mr. Macor has been a chartered professional accountant with PricewaterhouseCoopers LLP and Coopers & Lybrand until its merger with Price Waterhouse (now PwC) where he served public and private companies focusing on owner-managed businesses in the automotive, retail, distribution and agricultural sectors. Mr. Macor was also involved in management and leadership roles at PwC. Mr. Macor continues to be an active member at PwC Southwest Ontario Region (SWO). During his tenure with PwC, Mr. Macor assumed the role of market leader in 2009 leading a group of professionals in servicing both private and public companies. During 2009, he also assumed the responsibility of regional representative of PwC's National Tax Quality & Risk Management Committee, which set policy and provided guidance for the tax practice across the firm. In 2008, Mr. Macor assumed the tax leadership role for the PwC Southwest Ontario region with a staff of 55 tax professionals. In 2006, Mr. Macor founded "Wealth and Tax Matters", a publication published by PwC. He also acted as editor of the publication until recently and continues to be involved with a team of PwC tax professionals on its production. During 1986-1998, Mr. Macor served as tax partner in charge of Coopers & Lybrand Windsor practice until the merger with Price Waterhouse. Under this leadership, the tax practice grew from two professionals to over twelve tax professional staff. Lastly, in 1986, Mr. Macor was admitted to the Coopers & Lybrand partnership.

Mr. Macor has been involved with several career-related professional bodies and business development related organizations including, but not limited to, the Canadian Association of Mould Makers, the Canadian Italian Business Professional Association, the Society of Trust and Estate Practitioners, the Windsor Estate Planning Council and the Canadian Tax Foundation.

Mr. Macor is also involved in community service and personal interest organizations including, but not limited to, Hotel Dieu Grace Hospital Foundation and the Melissa Macor Scholarship Fund, which has awarded in excess of $60,000 over the past ten years to graduating students.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPCYLON TECHNOLOGIES, INC.

DATE: May 2, 2014	/s/ Peter George
Name: Peter George
Title: CEO